Exhibit 99.1

First Midwest Bancorp, Inc.

Presentation Materials

November 2017

First Midwest Bancorp
Company Overview

Key Financial Metrics and Profile Information

Financials ($mm)	3Q17
Total Assets:	$14,267
Gross Loans:	$10,390
Total Deposits:	$11,208
Loans / Deposits:	*93%*
Headquarters	Itasca, IL
Long-Term Issuer Credit Rating (Moody's / S&P / Fitch)	Baa2 / BBB- / BBB-
Management	
President & CEO:	Mike Scudder
Senior EVP & COO:	Mark Sander
EVP & CFO:	Pat Barrett

Branch Footprint



WI
IL
IA
IN
Kenosha
McHenry
Kane
DuPage
Cook
DeKalb
Scott
Rock Island
Kendall
La Salle
Grundy
Knox
Porter
Jasper
Newton
Champaign
Vermilion

A Premier, Growing Financial Institution

- $14.3bn in total assets
  - 4th largest independent Illinois-based bank
- $11.2bn in total deposits
  - 86% core deposits[1]
  - 93% metro Chicago
  - 124 branch locations
- $10.4bn in total loans
  - Distributed across diverse business lines
  - 82% corporate
- $10.2bn in assets under management
  - Up 53% since 2013

Overview and Recent Developments

- Premier Chicago-based franchise / long tenured institution
  - Serves communities in metropolitan Chicago, northwest Indiana, central and western Illinois, and eastern Iowa
- Completed acquisition of Standard Bancshares on January 6, 2017
  - Total consideration of $580.7mm ($47.1mm in cash, 21,057,085 shares of Company common stock)
  - $2.0bn in deposits and $1.8bn in loans
  - Significantly bolstered Chicago metro banking platform
- Completed acquisition of Premier Asset Management LLC, a registered investment advisor based in Chicago, Illinois, on February 28, 2017
  - $550mm of trust assets under management

Source: Company filings and SNL Financial
Note: Financial information reflects data as of September 30, 2017.
[1] Includes demand, savings, money market, and NOW accounts.

Our Priorities

Unchanged, Influenced by Environment

Build the highest quality team

Diversify and grow revenue

Realize value of investments and manage risk

=

Top Tier Sustainable Performance

Working as One Team to Drive Top Performance

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance
5. Track Record of Integrating Accretive, Attractive Acquisitions

Quarterly Financial Results

($ in thousands, except per-share data)

	Q3 '17	Q2 '17	Q3 '16
Net Interest Income ("NII")	$ 119,893	$ 117,583	$ 90,972
Provision for Loan Losses	10,109	8,239	9,998
Noninterest Income	43,348	44,945	45,853
Noninterest Expense	97,190	99,751	82,888
Income before Income Taxes	55,942	54,538	43,939
Income Taxes	17,707	19,588	15,537
Net Income	$ 38,235	$ 34,950	$ 28,402
Earnings Per Share ("EPS")	$ 0.37	$ 0.34	$ 0.35
Core EPS[1]	$ 0.37	$ 0.35	$ 0.32
ROAA[2][3]	1.07%	1.00%	1.00%
Core ROAA[1][2][3]	1.08%	1.02%	0.91%
ROATCE[2][3]	14.03%	13.37%	12.85%
Core ROATCE[1][2][3]	14.11%	13.64%	11.69%
Efficiency Ratio[1]	58.97%	58.67%	60.83%

Highlights

- **Prior Quarter Comparison**
  - Higher NII due to increase in rates and loan growth, partly offset by lower accretion
  - Increase in provision due to higher charge-offs
  - Lower noninterest income reflects the impact of Durbin on card-based fees, lower merchant due to loss of a customer and normalized levels of other income, partially offset by securities gains
  - Lower noninterest expense due to lower OREO expense and merchant; consistent efficiency ratio
  - Lower income taxes due to Illinois tax rate increase; one-time deferred tax asset ("DTA") write-up partially offset by higher expense
- **Prior Year Quarter Comparison**
  - Impact of Standard and Premier acquisitions
  - NII impacted by Durbin and lower merchant, partly offset by growth due to Standard, Premier and organic growth
  - Noninterest income impacted by Durbin and lower merchant, partly offset by growth due to Standard, Premier and organic growth
  - Higher noninterest expense reflects Standard and Premier, merit increases, investment in talent to support growth, higher loan remediation expenses

Source: Company filings

[1] These financial measures exclude certain significant transactions. See the accompanying "Non-GAAP Reconciliation" slides and the "Certain Terms Used in this Presentation" slide for detail.

[2] Represents return on average assets ("ROAA") and return on average tangible common equity ("ROATCE").

[3] Annualized based on the actual number of days for each period presented.

Low Cost Core Funding

($ in millions)

Average Deposits and Composition


$9,146
$8,988
$10,708
$11,102
$11,143
14%
13%
14%
14%
14%
18%
18%
18%
17%
17%
19%
19%
18%
18%
18%
18%
18%
19%
19%
19%
31%
32%
31%
32%
32%
86% Core
3Q16
4Q16
1Q17
2Q17
3Q17
Demand
Savings
NOW
Money Market
Time

	3Q16	4Q16	1Q17	2Q17	3Q17
Core Deposits (1)	86%	87%	86%	86%	86%

Average Cost of Deposits and Cost of Funds


0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.52%
0.37%
0.33%
0.16%
3Q16
4Q16
1Q17
2Q17
3Q17
FMBI Avg Cost of Deposits
Peers(2) Avg Cost of Deposits
FMBI Avg Cost of Funds
Peers(2) Avg Cost of Funds

Our Relationship-Driven Strategy Provides a Strong Core Deposit Foundation

Source: Company filings and SNL Financial

(1) Includes demand, savings, money market, and NOW accounts.

(2) The Company's national peer group comprised of: WTFC, HBHC, VLY, FNB, TCBI, TCB, IBKC, UMBF, FULT, WAL, MBFI, ONB, UBSI, BXS, STL, TRMK, GWB, CHFC.

Diversified Loan Portfolio

($ in millions)

Growing, Diversifying Our Loan Portfolio



$8,172
$8,254
$10,054
$10,232
$10,390
$1,377
$1,410
$1,674
$1,795
$1,882
$2,566
$2,647
$3,107
$3,129
$3,157
$969
$980
$1,480
$1,464
$1,451
$3,259
$3,217
$3,793
$3,844
$3,900
3Q16
4Q16
1Q17
2Q17
3Q17
C&I and Agricultural
Owner Occupied CRE
Investor CRE
Consumer

Credit Trends



0.24%
0.22%
0.12%
0.16%
0.30%
$5
$5
$3
$4
$8
3Q16
4Q16
1Q17
2Q17
3Q17
Net Charge-Offs ("NCOs")
NCOs / Avg Loans(1) (%)

Diversified Portfolio and Disciplined Underwriting Drive Strong Credit

Source: Company filings and reports
Note: Loan portfolio data as of the end of the period.
(1) Annualized based on the actual number of days for each period presented.

Consistent Operating Performance

Tax-equivalent Net Interest Margin ("NIM")(1)


4.00%
3.85%
3.70%
3.55%
3.40%
3.60%
3.44%
3.89%
3.88%
3.86%
3Q16
4Q16
1Q17
2Q17
3Q17

Accretion ($ in millions)	$4.6	$2.7	$11.3	$8.8	$7.6

Efficiency Ratio(1)


66.0%
64.0%
62.0%
60.0%
58.0%
60.8%
64.0%
61.0%
58.7%
59.0%
3Q16
4Q16
1Q17
2Q17
3Q17

Fee Income Ratio(1)


31.0%
29.0%
27.0%
25.0%
23.0%
29.2%
29.2%
24.4%
25.6%
23.9%
3Q16
4Q16
1Q17
2Q17
3Q17

EPS


$0.50
$0.25
$-
$0.35
$0.25
$0.23
$0.34
$0.37
3Q16
4Q16
1Q17
2Q17
3Q17

Source: Company filings
(1) Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Recent, Attractive Transactions
($ in billions)

Recent Acquisition History

Target Company	Year Founded	Close Date	At Announcement Assets	At Announcement Deposits
Bank Acquisitions				
Standard Bancshares	1947	Jan-2017	$2.5	$2.2
NI Bancshares	1867	Mar-2016	$0.6	$0.6
Peoples Bancorp	1999	Dec-2015	$0.1	$0.1
Great Lakes Financial	1896	Dec-2014	$0.6	$0.5
Branch Acquisitions				
Popular Community Bank	-	Aug-2014	$0.7	$0.7
Non-Bank Acquisitions				
Premier Asset Management	-	Feb-2017	NA	NA
National Machine Tool	-	Sep-2014	NA	NA

Driving Operating Leverage



3.60%
3.40%
3.20%
3.00%
2.80%
3.10%
3.27%
3.17%
3.10%
3.06%
2013
2014
2015
2016
3Q17(2)
Noninterest Expenses / Avg Assets

Balance of Acquired and Organic Asset Growth(1)



Acquisitions
Organic Growth
Total Asset CAGR: 13%
Organic Asset CAGR: 5%
$8.1
$1.0
$7.1
$8.3
$1.0
$7.3
$9.4
$2.3
$7.1
$9.7
$2.4
$7.3
$11.4
$3.1
$8.3
$14.3
$5.4
$8.9
2012
2013
2014
2015
2016
3Q17

Source: Company regulatory filings, Standard Bancshares company reports, and SNL Financial
Note: Data as of the end of the period.
(1) Assumes reported assets less acquired assets (based on closed acquisitions at that time, unless otherwise noted) is equivalent to organic asset growth.
(2) For the twelve months ended September 30, 2017.

Financial Review

Q3 2017 Highlights

Core EPS[1]

- $0.37 core EPS, up 16% from Q3 2016 and up 6% from Q2 2017; Q3 2017 was impacted by $0.02 in securities gains due to opportunistic repositioning of the securities portfolio and the $0.02 net benefit of higher Illinois tax rates

Loan and Deposit Growth

- Expanded total loans 27% from Q3 2016 and 6% annualized from Q2 2017; average core deposits increased 21% from Q3 2016 and were consistent with Q2 2017

NII & Core NIM[2]

- NII increased 32% and 2% from Q3 2016 and Q2 2017, respectively, while core NIM of 3.62% increased approximately 20 bps from Q3 2016 and 2 bps from Q2 2017

Asset Quality

- Net charge-offs to average loans, annualized of 0.30% compared to 0.24% for Q3 2016 and 0.16% for Q2 2017

Noninterest Income

- Fee-based revenues were consistent with Q3 2016 and down 7% from Q2 2017; impacted by Durbin, which took effect during the quarter

Adjusted Noninterest Expense[1]

- 19% increase compared to Q3 2016 and 2% lower than Q2 2017, while the efficiency ratio[1] improved to 59% compared to 61% in Q3 2016 and was consistent with Q2 2017

Income Tax Expense

- Effective tax rate of 32%, down from 35% and 36% for Q3 2016 and Q2 2017, respectively; impacted by the Illinois tax rate increase and resulting Q3 2017 DTA write-up – effective rate would be 35%

Well-Positioned to Both Grow and Drive Operational Efficiency

Source: Company filings
(1) Metrics presented are non-GAAP financial measures. See the accompanying "Non-GAAP Reconciliation" slides for detail.
(2) Core NIM represents tax-equivalent NIM, excluding acquired loan accretion, which is a non-GAAP financial measure. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Driving Greater Total Revenue and Efficiency
($ in millions)

Operating Revenue and Noninterest Expense Trend


$175
$150
$125
$100
$75
$50
$25
$-
3Q16
4Q16
1Q17
2Q17
3Q17
NII
Fee-Based Revenues
Adj. Noninterest Expense(1)

Q-o-Q Growth

	3Q16	4Q16	1Q17	2Q17	3Q17
Revenues	2.8%	(3.3)%	22.3%	3.8%	(0.4)%
Expenses	1.2%	3.0%	16.5%	0.5%	(1.8)%

- **Earning Asset Growth Offsetting Pressure on Margin**
  - Loan growth provides leverage, earnings
  - Expanding fee-based businesses
  - 3Q17 NIM of 3.86% consistent with 2Q17; 3.62% excluding accretion on acquired loans, consistent with 2Q17
- **Balanced Business Investment**
  - Investment in human capital, distribution and brand
  - Prudent and optimal resource allocation
- **Leveraging Efficiency**
  - Efficiency ratio improved to 59% compared to 61% in 3Q16 and was consistent with 2Q17
    - Aided by integration of the Standard acquisition
    - Since 3Q16, operating revenues have grown 22%, outpacing the 18% growth of adjusted noninterest expenses

Source: Company filings

Note: NIM and NII are presented on a fully tax-equivalent basis (a non-GAAP financial measure) with an assumed tax rate of 35%.

(1) A non-GAAP financial measure which excludes certain significant transactions: acquisition and integration related expenses and the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Net Interest Income
($ in millions)

NII Trend


$91
$88
$115
$118
$120
3Q16
4Q16
1Q17
2Q17
3Q17
NII, Excluding Accretion
Accretion

	3Q16	4Q16	1Q17	2Q17	3Q17
Tax Equivalent NIM	3.60%	3.44%	3.89%	3.88%	3.86%
Excluding Accretion[1]	3.42%	3.34%	3.51%	3.60%	3.62%

- **NIM of 3.86% stable compared to 3.88% at 2Q17 and improved from 3.60% at 3Q16**
  - Benefited from higher interest rates and impacted by accretion
  - Excluding acquired loan accretion, stable at 3.62%[1] compared to 3.60%[1] at 2Q17, up from 3.42% at 3Q16
- **Average interest-earning assets rose $177mm from 2Q17 and $2.2bn from 3Q16**
  - Increase compared to 2Q17 resulted from loan growth while the increase from 3Q16 reflects the impact of the Standard transaction, loan growth, and security purchases
- **Average funding sources increased by $137mm from 2Q17 and $2.2bn from 3Q16**
  - The increase compared to 2Q17 resulted from an increase in FHLB advances, while the increase from 3Q16 was primarily impacted by deposits acquired in the Standard transaction

Source: Company filings

[1] Represents tax-equivalent net interest margin, excluding acquired loan accretion, which is a non-GAAP financial measure. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Building Our Fee-Based Businesses
($ in millions)

Fee Income Composition and Trend


$38
$5
$3
$3
$7
$8
$11
$37
$4
$4
$3
$7
$8
$10
$38
$4
$2
$3
$8
$10
$11
$41
$5
$1
$3
$9
$11
$12
$38
$5
$2
$2
$6
$10
$13
3Q16
4Q16
1Q17
2Q17
3Q17
Deposit service charges
Wealth management
Card-based
Merchant servicing
Mortgage banking
Other

- **Down $2.9mm, or 7%, from 2Q17; consistent with 3Q16**
  - Decrease in card-based fees compared to 2Q17 and 3Q16 due to Durbin
  - Compared to 3Q16, the negative impact of Durbin was partially offset by increases in most categories due to the Standard transaction, combined with increased wealth management fees from the Premier transaction
  - Compared to 2Q17, the rise in deposit service charges was due to seasonally higher activity
  - The decline in merchant servicing reflects lower customer volumes and was offset by a decline in merchant servicing expense
  - Mortgage banking income resulted primarily from sale of $72mm of 1-4 family mortgages during 3Q17, compared to $60mm in 2Q17 and $107mm in 3Q16
  - As of 2Q17, the fee income ratio(1) was 24%

Source: Company filings
Note: Fee income ratio shown with NII on a fully tax-equivalent basis (non-GAAP financial measure) with an assumed tax rate of 35%.
(1) The fee income ratio (a non-GAAP financial measure) represents fee-based revenues as a percent of fee-based revenues plus tax-equivalent NII. See the accompanying "Non-GAAP Reconciliation" slides for detail.

Growing Wealth Management

($ in millions)

Wealth Management Fee Income Composition and Trend[1]



$8
$8
$10
$11
$10
$2
$2
$2
$2
$2
$1
$1
$2
$2
$2
$1
$1
$1
$1
$1
$2
$1
$2
$3
$3
$3
$3
$3
$3
$2
3Q16
4Q16
1Q17
2Q17
3Q17
Personal Trust
Investment Advisory
Employee Benefit
IRA and Other
Retail Brokerage

- **Enhanced Wealth Management Revenues**
  - Up 19% since 3Q16
  - Total assets under management of $10.2bn
  - 3rd largest in Illinois in trust revenues, 4th in assets[2]
- **Key Drivers of 3Q17 Wealth Management fee growth from 3Q16**
  - Investment Advisory fees up 81%
  - IRA and Other fees up 31%
  - Retail Brokerage fees up 9%
- **Acquired Premier Asset Management in 1Q17**
  - Adds $550mm in assets under management
  - Provides more product breadth and depth for customers of both franchises
  - Enhances RIA capabilities

Source: Company filings and reports
[1] Per Company reports.
[2] Source A.M. Publishing, Q2 2017, "Trust Performance Report".

Noninterest Expense
($ in millions)

Noninterest Expense Composition and Trend



$83
$1
$14
$4
$7
$11
$46
$93
$8
$16
$4
$7
$11
$47
$117
$19
$18
$4
$8
$12
$56
$100
$1
$18
$4
$9
$13
$55
$97
< $1
$16
$5
$8
$12
$56
3Q16
4Q16
1Q17
2Q17
3Q17
Salaries and Benefits
Professional Services
Other[(1)]
Occupancy and Equipment
Technology
Acquisition and Integration

- **Down 3% compared to 2Q17 and up 17% compared to 3Q16**
  - Excluding certain significant transactions, down 2% and up 19%, respectively
  - Compared to 2Q17, the increase in salaries and benefits was driven primarily by higher staffing levels; professional services decreased as a result of lower loan remediation costs; the decrease in other expenses is driven by decreasing merchant card expense and OREO expense
  - Compared to 3Q16, the increase in total noninterest expense largely resulted from operating costs associated with the Standard and Premier transactions

Source: Company filings
(1) Other includes merchant card expense, advertising and promotions, cardholder expense, net OREO expense, and a lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation.

Loan Portfolio Review and Credit Trends
($ in millions)

Loan Portfolio Composition as of September 30, 2017[1]


Ag.
4%
Own. Occ.
CRE
14%
Investor
CRE
31%
C&I
33%
Consumer
18%

Total Loans: $10.4bn
Loans / Deposits: 93%

Non-Performing Assets ("NPAs")[2]


2.00%
1.00%
0.00%
0.96%
1.12%
0.87%
1.07%
0.86%
3Q16
4Q16
1Q17
2Q17
3Q17
NPAs(2)/ Loans + OREO

Allowance for Credit Losses ("ACL")


2.00%
1.00%
0.00%
1.06%
1.06%
0.89%
0.91%
0.92%
3Q16
4Q16
1Q17
2Q17
3Q17
ACL / Loans(3)

NCOs


0.50%
0.25%
0.00%
0.24%
0.22%
0.12%
0.16%
0.30%
3Q16
4Q16
1Q17
2Q17
3Q17
NCOs / Avg Loans

Source: Company filings and reports
[1] Loan mix per Company filings.
[2] NPAs are defined as nonaccrual loans + loans 90+ days past due + accruing TDRs + OREO. Purchased credit impaired loans with an accretable yield are considered current and are not included in loans 90+ days past due.
[3] Includes acquired loans that are recorded at fair value through an acquisition adjustment, which incorporated credit risk as of the acquisition date with no ACL being established at that time. As the acquisition adjustment is accreted into income over future periods, an ACL is established as necessary to reflect credit deterioration. Excluding acquired loans, the ACL to loans was 1.13% for 3Q16, 1.11% for 4Q16, 1.11% for 1Q17, 1.10% for 2Q17 and 1.09% for 3Q17.

Capital Position

	December 31,				September 30,	Regulatory "Well - Capitalized" [2]	
	2013	2014	2015	2016	2017	Minimum	Excess[3]
Company Risk-Weighted Asset Ratios[1]:							
• Total	12.4%	11.2%	11.2%	12.2%	11.8%	10%	$90
• Tier 1	10.9%	10.2%	10.3%	9.9%	9.8%	8%	$235
• Tier 2	1.5%	1.0%	0.9%	2.3%	2.0%	n/a	n/a
• Common Equity Tier 1	10.4%	9.5%	9.7%	9.4%	9.4%	6.5%	$416
Tier 1 to Average Assets	9.2%	9.0%	9.4%	9.0%	9.0%	5%	$536
TCE / Tangible Assets	9.1%	8.4%	8.6%	8.1%	8.3%	n/a	n/a
Dividend Payout	15.1%	33.7%	34.3%	31.6%	27.0%	n/a	n/a

Levels Influenced by Recent Acquisitions, Stronger Earnings and $150mm Sub-Debt Issuance in 2016

[1] Basel III Capital Rules became effective for the Company on January 1, 2015. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and the prior periods presented are reported using the regulatory guidance at that time.
[2] Regulatory requirements to be considered "well-capitalized" apply to the Bank, not the Company, and are included for presentation purposes only.
[3] Dollars in millions.

Review of Recent Developments

Standard Bancshares

Company Overview

Long Tenured, Community Banking Franchise

- Founded in 1947
- Strong south metro county deposit share in Grundy - #1, Lake (IN) - #9, Will - #10 and South Cook[1] - #12
- Established commercial banking operations, supported by strong deposit share, 35 locations
- Financial snapshot as of December 31, 2016
  - $2.3bn in total assets
  - $2.1bn in deposits (83% core[2])
  - $1.9bn in loans

Key Strategic Elements

- Strengthens position as the premier bank for business in our markets; adds leadership and depth
- Greatly enhances metro Chicago banking platform, leverages our leading south metro market position and furthers expansion into northwest Indiana
- Maximizes our superior consumer experience
- Strengthens an exceptional core deposit franchise and creates significant and achievable operating efficiencies

Sizeable, Diverse Loan Portfolio [3]

Loans



Owner Occ. CRE 30%
Investor CRE 23%
Cons. 17%
C&I 28%
Ag. 2%

Total Loans: $1.9bn
Loans / Deposits: 90%

Deposits



Money Market 21%
Time 19%
Demand 33%
Savings 12%
Now 15%

Total Deposits: $2.1bn

Financially Attractive, Lower-risk Opportunity

- Deal economics in-line with original expectations – full year 2018 EPS accretion remains at approximately $0.18, or 13%
- Well established in-market franchise with nearly 70-year history; complementary mix and business model
- Successful, experienced acquirer with infrastructure and capacity to grow, facilitated by proximity of operational platforms

Source: Standard Bancshares company reports and SNL Financial
Note: Balance sheet data as of end of period.
(1) South Cook County as defined by the Chicago Tribune.
(2) Includes demand, savings, money market, and NOW accounts.
(3) Loan and deposit mix as of 12/31/16 per company reports.

Building Our Future

Operating as a Larger Company

Growth and Scale

We have surpassed $10bn in total assets

- Reduces interchange revenue by approximately $3mm per quarter (pre-tax), beginning 7/1/17
- Regulation by CFPB in 2016
- Expanded stress testing (DFAST)
- Additional regulatory expectations



2013
$8.3bn
2016
$11.4bn
3Q 2017
$14.3bn
Greater than
$15.0bn

Growth, scale allows:

- Better leveraging of control infrastructure
- Broader lending, revenue streams
- Succession, talent development
- Alignment with strategic priorities

Near Term Focus Remains on Integration

Well-Positioned for Growth and Future Opportunities

Strategy and Future Opportunities

Leveraging Our Strengths

- Engaged, talented team
- Strong balance sheet, well-positioned for rising rates
- Attractive markets, growing opportunities
- Significant capital and liquidity

Environment Creating Opportunities, Consolidation Expected

- Locally, 43 banks between $350mm and $4bn in assets[1]
- Opportunities expected in adjacent Midwest markets

We Are a Compelling Partner

- Solid reputation, culture
- Strong capital, capacity, experience

Actively Pursuing Our Corporate Priorities

- Building the highest quality team
- Diversifying / growing loans and revenue
- Balancing investment and risk

Adjacent Midwest Markets



WI
IA
IL
MI
IN
Iowa City
Moline
Springfield
St. Louis
Milwaukee
Chicago
Champaign
Grand Rapids
Indianapolis
I74 / I55
90
88
80
55
57
72
70
65
74
94
69
64

Source: SNL Financial
(1) Reflects data for the Chicago-Naperville-Elgin, IL-IN-WI (Metro) MSA.

Investment Highlights

1. Premier Midwest-Based Commercial Bank with Attractive Operational Footprint
2. Relationship-Driven Strategy Provides Solid Core Deposit Foundation
3. Diversified Loan Portfolio and Disciplined Underwriting Drive Strong Credit
4. Consistent Operating Performance
5. Track Record of Integrating Accretive, Attractive Acquisitions

Appendix

Non-GAAP Financial Information

The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. These non-GAAP financial measures include core earnings, core EPS, the efficiency ratio, adjusted noninterest expense, tax-equivalent net interest income (including its individual components), tax-equivalent net interest margin, tax-equivalent net interest margin, excluding the impact of acquired loan accretion, tangible common equity to tangible assets, core return on average tangible common equity, and core return on average assets.

The Company presents core earnings, core EPS, core return on average tangible common equity, core return on average assets, the efficiency ratio, and adjusted noninterest expense, all excluding certain significant transactions. See the “Certain Terms Used in This Presentation” and “Non-GAAP Reconciliation” sections for detail regarding certain significant transactions that are excluded from these metrics. Management believes excluding these certain significant transactions from these metrics are useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion facilitates better comparability between periods. Management believes that excluding acquisition and integration related expenses from these metrics is useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these transactions from these metrics enhances comparability for peer comparison purposes.

The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it enhances comparability for peer comparison purposes. In addition, management believes that the tax-equivalent net interest margin, excluding the impact of acquired loan accretion, enhances comparability for peer comparison purposes and is useful to the Company, as well as analysts and investors, since acquired loan accretion income may fluctuate significantly based on the size of each acquisition, as well as from period to period.

In management's view, tangible common equity measures are capital adequacy metrics meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders’ equity.

Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. See the following reconciliations in the "Non-GAAP Reconciliation" section for details on the calculation of these measures to the extent presented herein.

Non-GAAP Reconciliation
($ in thousands)

	Quarters Ended				
	3Q16	4Q16	1Q17	2Q17	3Q17
Adjusted Noninterest Expense					
Noninterest expense	$ 82,888	$ 92,669	$ 116,642	$ 99,751	$ 97,190
Acquisition and integration related expenses	(1,172)	(7,542)	(18,565)	(1,174)	(384)
Lease cancellation fee	-	(950)	-	-	-
Adjusted noninterest expense	$ 81,716	$ 84,177	$ 98,077	$ 98,577	$ 96,806
Efficiency Ratio Calculation					
Adjusted noninterest expense	$ 81,716	$ 84,177	$ 98,077	$ 98,577	$ 96,806
Net OREO expense	(313)	(925)	(1,700)	(1,631)	(657)
Total noninterest expense for efficiency ratio calculation	$ 81,403	$ 83,252	$ 96,377	$ 96,946	$ 96,149
Tax-equivalent net interest income [(1)]	$ 93,051	$ 90,088	$ 117,251	$ 119,625	$ 121,935
Fee-based revenues	38,466	37,107	37,847	41,228	38,305
Other income, excluding BOLI income	762	1,310	844	2,022	422
Tax-equivalent BOLI income (loss)	1,548	1,618	2,100	2,352	2,373
Total	$ 133,827	$ 130,123	$ 158,042	$ 165,227	$ 163,035
Efficiency ratio	60.83%	63.98%	60.98%	58.67%	58.97%
Earnings					
Net income	$ 28,402	$ 20,718	$ 22,855	$ 34,950	$ 38,235
Net income applicable to non-vested restricted shares	(324)	(217)	(234)	(336)	(340)
Net income applicable to common shares	28,078	20,501	22,621	34,614	37,895
Acquisition and integration related expenses, net of tax	703	4,525	11,139	704	230
Net gain on sale-leaseback transaction, net of tax	(3,305)	-	-	-	-
Lease cancellation fee, net of tax	-	570	-	-	-
Core Earnings	$ 25,476	$ 25,596	$ 33,760	$ 35,318	$ 38,125

Source: Company filings

(1) Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Reconciliation
($ in thousands)

	Quarters Ended				
	3Q16	4Q16	1Q17	2Q17	3Q17
EPS					
Net income applicable to common shares	$ 28,078	$ 20,501	$ 22,621	$ 34,614	$ 37,895
Core earnings	25,476	25,596	33,760	35,318	38,125
Weighted-average common shares outstanding (basic)	80,396	80,415	100,411	101,743	101,752
Dilutive effect of common stock equivalents	13	15	21	20	20
Weighted-average diluted common shares outstanding	80,409	80,430	100,432	101,763	101,772
Basic EPS	$ 0.35	$ 0.25	$ 0.23	$ 0.34	$ 0.37
Diluted EPS	$ 0.35	$ 0.25	$ 0.23	$ 0.34	$ 0.37
Core EPS	$ 0.32	$ 0.32	$ 0.34	$ 0.35	$ 0.37
Return on Average Tangible Common Equity					
Average stockholders' equity	$ 1,261,702	$ 1,269,993	$ 1,763,538	$ 1,830,536	$ 1,855,647
Less: average intangible assets	(369,281)	(367,328)	(750,589)	(753,521)	(751,366)
Average tangible common equity	$ 892,421	$ 902,665	$ 1,012,949	$ 1,077,015	$ 1,104,281
Core earnings	25,476	25,596	33,760	35,318	38,125
Intangibles amortization, net of tax	747	724	1,179	1,298	1,159
Core earnings, excluding intangible amortization	$ 26,223	$ 26,320	$ 34,939	$ 36,616	$ 39,284
Return on average tangible common equity ("ROATCE") [(1)]	12.85%	9.35%	9.53%	13.37%	14.03%
Core ROATCE [(1)]	11.69%	11.60%	13.99%	13.64%	14.11%
Return on Average Assets					
Average assets	$ 11,322,325	$ 11,380,108	$ 13,673,125	$ 13,960,843	$ 14,155,766
Return on average assets ("ROAA") [(1)]	1.00%	0.72%	0.68%	1.00%	1.07%
Core ROAA	0.91%	0.90%	1.01%	1.02%	1.08%

Source: Company filings

[(1)] Ratios for the quarters ended are annualized based on the actual number of days for each period presented.

First Midwest Bancorp, Inc.

Non-GAAP Reconciliation
($ in thousands)

	Quarters Ended 3Q16	4Q16	1Q17	2Q17	3Q17
Tax-Equivalent Net Interest Income / Margin					
Net interest income	$ 90,972	$ 88,024	$ 115,197	$ 117,583	$ 119,893
Tax-equivalent adjustment	2,079	2,064	2,054	2,042	2,042
Tax-equivalent net interest income[(1)]	93,051	90,088	117,251	119,625	121,935
Less: acquired loan accretion	(4,555)	(2,663)	(11,345)	(8,757)	(7,581)
Tax-equivalent net interest income, excluding the impact of acquired loan accretion	$ 88,496	$ 87,425	$ 105,906	$ 110,868	$ 114,354
Average interest-earning assets	$ 10,297,647	$ 10,425,691	$ 12,211,804	$ 12,366,739	$ 12,544,134
Net interest margin	3.60%	3.44%	3.89%	3.88%	3.86%
Tax-equivalent net interest margin, excluding the impact of acquired loan accretion	3.42%	3.34%	3.51%	3.60%	3.62%
Operating Revenue and Fee Income Ratio					
Fee-based revenues	$ 38,466	$ 37,107	$ 37,847	$ 41,228	$ 38,305
Net interest income	90,972	88,024	115,197	117,583	119,893
Operating revenue	129,438	125,131	153,044	158,811	158,198
Tax-equivalent adjustments	2,079	2,064	2,054	2,042	2,042
Total revenues for fee income ratio	$ 131,517	$ 127,195	$ 155,098	$ 160,853	$ 160,240
Fee income ratio	29.2%	29.2%	24.4%	25.6%	23.9%
Tangible Common Equity					
Stockholders' equity	$ 1,269,264	$ 1,257,080	$ 1,804,733	$ 1,836,843	$ 1,865,130
Less: goodwill and other intangible assets	(367,961)	(366,876)	(754,621)	(752,413)	(750,436)
Tangible common equity	$ 901,303	$ 890,204	$ 1,050,112	$ 1,084,430	$ 1,114,694
Total assets	$ 11,578,197	$ 11,422,555	$ 13,773,471	$ 13,969,140	$ 14,267,142
Less: goodwill and other intangible assets	(367,961)	(366,876)	(754,621)	(752,413)	(750,436)
Tangible assets	$ 11,210,236	$ 11,055,679	$ 13,018,850	$ 13,216,727	$ 13,516,706
Tangible common equity to tangible assets	8.0%	8.1%	8.1%	8.2%	8.2%

Source: Company filings

(1) Presented on a tax-equivalent basis, which reflects federal and state tax benefits.

Non-GAAP Reconciliation
($ in thousands)

	Years Ended 2013	2014	2015	2016	As of 3Q17
Risk-Based Capital Data					
Common stock	$ 858	$ 882	$ 882	$ 913	$ 1,123
Additional paid-in capital	414,293	449,798	446,672	498,937	1,029,002
Retained earnings	853,740	899,516	953,516	1,016,674	1,082,921
Treasury stock, at cost	(240,657)	(233,566)	(226,413)	(218,534)	(209,880)
Goodwill and other intangible assets	(276,366)	(334,199)	(327,115)	(356,477)	(738,645)
Disallowed deferred tax assets	(47,144)	(30,638)	(1,902)	(198)	(275)
Common equity tier 1 [(1)]	704,724	751,793	845,640	941,315	1,164,246
Trust preferred securities	36,690	50,690	50,690	50,690	50,690
Other disallowed deferred tax assets	N/A	N/A	(2,868)	(132)	(69)
Tier 1 capital	741,414	802,483	893,462	991,873	1,214,867
Tier 2 capital	100,373	82,209	74,855	233,656	242,652
Total capital	$ 841,787	$ 884,692	$ 968,317	$ 1,225,529	$ 1,457,519
Risk-weighted assets	$ 6,794,666	$ 7,876,754	$ 8,687,864	$ 10,019,434	$ 12,362,833
Adjusted average assets	8,075,888	8,884,045	9,501,087	11,036,835	13,439,744
Total capital to risk-weighted assets	12.4%	11.2%	11.2%	12.2%	11.8%
Tier 1 capital to risk-weighted assets	10.9%	10.2%	10.3%	9.9%	9.8%
Tier 2 capital to risk-weighted assets	1.5%	1.0%	0.9%	2.3%	2.0%
CET1 to risk-weighted assets [(1)]	10.4%	9.5%	9.7%	9.4%	9.4%
Tier 1 capital to average assets	9.2%	9.0%	9.4%	9.0%	9.0%

Source: Company filings

(1) Basel III Capital Rules became effective for the Company on January 1, 2015. These rules revise the risk-based capital requirements and introduce a new capital measure, CET1 to risk-weighted assets. As a result, ratios subsequent to December 31, 2014 are computed using the new rules and prior periods presented are reported using the regulatory guidance at that time.

Certain Terms Used in This Presentation

Core Earnings – Equals net income excluding the impact of certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, and a net gain on a sale-leaseback transaction.

Core Deposits – Includes demand, savings, money market, and NOW accounts.

Net Interest Income – Equals the difference between interest income and fees earned on interest-earning assets and interest expense incurred on interest-bearing liabilities, calculated on a fully tax-equivalent basis assuming a 35% tax rate.

Fee-based Revenues – Equals noninterest income we earn from fee-based businesses including, but not limited to, wealth management fees, deposit service charges, card-based fees, mortgage banking income, merchant servicing fees, and other service charges, commissions, and fees.

Noninterest Expense – Noninterest expense is the expense we incur to operate the Company, which includes salaries and employee benefits, net occupancy and equipment, professional services, and other costs.

Adjusted Noninterest Expense – Equals noninterest expense excluding the impact of certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions and the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation.

Core Return on Average Assets – Equals core earnings divided by average assets.

Core Return on Average Tangible Common Equity ("TCE") – Equals core earnings, excluding intangibles amortization expense, net of tax, divided by TCE. TCE represents average stockholders' equity less average goodwill and other intangible assets.

Core Earnings Per Share – Equals core earnings applicable to common shares divided by weighted-average diluted common shares outstanding.

Efficiency Ratio – The efficiency ratio expresses noninterest expense, excluding net OREO expense, as a percentage of tax-equivalent net interest income plus total fee-based revenues, other income, and tax-equivalent adjusted BOLI income. The ratio also excludes certain significant transactions: acquisition and integration related expenses associated with completed and pending acquisitions, the lease cancellation fee recognized as a result of the Company's planned 2018 corporate headquarters relocation, and a net gain on a sale-leaseback transaction.

Net Interest Margin, Excluding Acquired Loan Accretion - Equals net interest income, excluding the impact of acquired loan accretion, as a percent of average total interest-earning assets.

Forward-Looking Statements

This presentation may contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of words such as "may," "might," "will," "would," "should," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "probable," "potential," "possible," "target," "continue," "look forward" or "assume" and words of similar import. Forward-looking statements are not historical facts but instead express only management's beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management's control. It is possible that actual results and events may differ, possibly materially, from the anticipated results or events indicated in these forward-looking statements. Forward-looking statements are not guarantees of future performance, and First Midwest cautions you not to place undue reliance on these statements. Forward-looking statements are made only as of the date of this presentation, and First Midwest undertakes no obligation to update any forward-looking statements contained in this presentation to reflect new information or events or conditions after the date hereof.

Forward-looking statements may be deemed to include, among other things, statements relating to First Midwest's future financial performance, the performance of First Midwest's loan or securities portfolio, the expected amount of future credit reserves or charge-offs, corporate strategies or objectives, anticipated trends in First Midwest's business, regulatory developments, acquisition transactions, including estimated synergies, cost savings and financial benefits of consummated transactions, and growth strategies, including possible future acquisitions. These statements are subject to certain risks, uncertainties, and assumptions. For a discussion of these risks, uncertainties, and assumptions, you should refer to the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in First Midwest's Annual Report on Form 10-K for the year ended December 31, 2016, as well as First Midwest's subsequent filings made with the Securities and Exchange Commission. However, these risks and uncertainties are not exhaustive. Other sections of First Midwest's filings describe additional factors that could adversely impact First Midwest's business and financial performance.

First Midwest Bancorp, Inc.
Contact Information

Patrick S. Barrett
Executive Vice President
& Chief Financial Officer
pat.barrett@firstmidwest.com
630-875-7273

James M. Roolf
Senior Vice President
& Corporate Relations Officer
jim.roolf@firstmidwest.com
630-875-7533